                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 9, 1998


                          Discover Card Master Trust I
                -------------------------------------------------
               (Exact name of registrant as specified in charter)



    Delaware                    0-23108                          51-0020270
--------------                -----------                    ------------------
   (State of                  (Commission                      (IRS Employer
 Organization)                File Number)                   Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                              19720
----------------------------------------                          -----
(Address of principal executive offices)
(Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184


Former name or former address, if changed since last report:  Not Applicable

                                     Page 1
                      The Exhibit Index appears on Page 4

Item 5.  Other Events

                  Series 1998-4. On April 9, 1998, $500,000,000 aggregate
principal amount of Series 1998-4 5.75% Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 1998-4 5.90% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of April 9, 1998, for Series 1998-4 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.           Exhibits

Exhibit No.       Description

Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated August 19, 1997 (incorporated by reference to Exhibit 1.1 of Discover Card Master Trust I's Current Report on Form 8-K dated August 26,
                  1997).

Exhibit 1.2 Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Chase Securities Inc. and First Union Capital Markets Corp., dated April 3, 1998.

Exhibit 4.1 Series Supplement with respect to Series 1998-4 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of April 9, 1998.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 9, 1998.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 1998-4, dated as of April 9, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Discover Card Master Trust I
                                            (Registrant)


                                            By:      Greenwood Trust Company
                                                     (Originator of the Trust)




Date: April 9, 1998        By:  /s/ John J. Coane
                                -------------------------------------------
                                     John J. Coane
                                     Vice President, Director of Accounting
                                     and Treasurer

                                INDEX TO EXHIBITS



Exhibit Description                                                                       Page
-------------------                                                                       ----
Exhibit 1.1        Underwriting Agreement between Greenwood Trust Company
                   and Morgan Stanley & Co. [ ] Incorporated, dated August 19,            [   ]
                   1997 (incorporated by reference to Exhibit 1.1 of Discover
                   Card Master Trust I's Current Report on Form 8-K dated August
                   26, 1997).

Exhibit 1.2        Terms Agreement among Greenwood Trust Company, Morgan Stanley
                   & Co. Incorporated, [ ] BancAmerica Robertson Stephens, Chase          [   ]
                   Securities Inc. and First Union Capital Markets Corp., dated
                   April 3, 1998.

Exhibit 4.1        Series Supplement with respect to Series 1998-4 between
                   Greenwood Trust Company as [ ] Master Servicer, Servicer and           [   ]
                   Seller and U.S. Bank National Association as Trustee,
                   including a form of Class A Certificate and form of Class B
                   Certificate, dated as of April 9, 1998.

Exhibit 4.2        Credit Enhancement Agreement among U.S. Bank National
                   Association as Trustee, [ ] Greenwood Trust Company as Master          [   ]
                   Servicer, Servicer and Seller and Discover Receivables
                   Financing Corporation as Credit Enhancement Provider, dated as of April 9, 1998.

Exhibit 4.3        Letter of Representations among Greenwood Trust Company,
                   U.S. Bank National [ ] Association as Trustee and The                  [   ]
                   Depository Trust Company with respect to Discover Card Master
                   Trust I, Series 1998-4, dated as of April 9, 1998.